UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006
Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
Signatures
Exhibit Index
EX-99.1 Operating Report
EX-99.2 Operating Report

Item 7.01. Regulation FD Disclosure.
     On May 31, 2006, Dana Corporation (Dana) filed its unaudited Condensed Monthly Operating Reports for the months ended March 31 and April 30, 2006 (together, the Monthly Operating Reports) with the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court) (In re Dana Corporation, et al., Case No. 06-10354 (BRL)). Copies of those reports are contained in the attached Exhibits 99.1 and 99.2.
     The Monthly Operating Reports were prepared solely for the purpose of complying with the monthly reporting requirements of, and are in a format acceptable to, the Office of the United States Trustee, Southern District of New York, and they should not be relied upon for investment purposes. The Monthly Operating Reports are limited in scope and cover limited time periods. The financial information that they contain is preliminary and unaudited.
     The Monthly Operating Reports present condensed financial information of Dana and its debtor and nondebtor subsidiaries, with Dana Credit Corporation (DCC), accounted for on an equity basis.
     The financial statements in the Monthly Reports are not prepared in accordance with accounting principles generally accepted in the United States (GAAP). Readers should not place undue reliance upon the financial information in the Monthly Operating Reports, as there can be no assurance that such information is complete. The Monthly Operating Reports may be subject to revision. The information in the Monthly Operating Reports should not be viewed as indicative of future results.
     Additional information about Dana’s filing under the Bankruptcy Code, including access to court documents and other general information about the Chapter 11 cases, is available online at http://www.dana.com/reorganization.
     The Monthly Operating Reports are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1	Dana Corporation’s Monthly Operating Report for the Month Ended March 31, 2006 (furnished but not filed)

99.2	Dana Corporation’s Monthly Operating Report for the Month Ended April 30, 2006 (furnished but not filed)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)
Date: May 31, 2006	By:	/s/ Kenneth A. Hiltz
Kenneth A. Hiltz
Chief Financial Officer

Exhibit Index
99.1	Dana Corporation’s Monthly Operating Report for the Month Ended March 31, 2006

99.2	Dana Corporation’s Monthly Operating Report for the Month Ended April 30, 2006